FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Financial expenses:
Interest, bank charges and fees	$ (3,642)	$ (3,812)
Exchange differences, net	246	(316)
Total financial expenses	(3,396)	(4,128)
Financial income:
Interest income	0	15
Total financial income	0	15
Total financial expenses, net	$ (3,396)	$ (4,113)